UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 25, 2011

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       Results of Operations and Financial Condition.

On July 25, 2011, Arch Capital Group Ltd. (“ACGL”) issued a press release reporting its earnings and the availability of its second quarter financial supplement for the six month period ended June 30, 2011.  The press release and financial supplement are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 9.01                                       Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 25, 2011 announcing the earnings of Arch Capital Group Ltd. for the six month period ended June 30, 2011
99.2	Second Quarter 2011 Financial Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: July 25, 2011	By:	/s/ Constantine Iordanou
Name: Constantine Iordanou
Title: President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 25, 2011 announcing the earnings of Arch Capital Group Ltd. for the six month period ended June 30, 2011
99.2	Second Quarter 2011 Financial Supplement